July 30, 2015

SECOND QUARTER 2015 REVIEW

Peter S. Kraus Chairman & Chief Executive Officer
John C. Weisenseel Chief Financial Officer

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AB's Form 10-K for the year ended December 31, 2014 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Forms 10-Q, other documents AB files with or furnishes to the SEC, and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AB's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

+ **The pipeline of new institutional mandates not yet funded:** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

+ **The possibility that AB will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:** The number of Holding Units AB may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Second Quarter 2015


In US $ Billions
Gross Sales
$24.8
$23.6
2Q15
2Q14
$24.8
$19.5
2Q15
1Q15
Net Flows
$2.2
$8.3
2Q15
2Q14
$2.2
$6.0
2Q15
1Q15
End of Period AUM
$485.1
$480.2
2Q15
2Q14
$485.1
$485.9
2Q15
1Q15
Average AUM
$492.6
$464.2
2Q15
2Q14
$492.6
$481.0
2Q15
1Q15

Asset Flows by Distribution Channel: Quarterly Trend

Firmwide: Net Flow Positive in Four of Last Five Quarters


23.6
18.8
15.2
19.5
24.8
8.3
2.8
6.0
2.2
(1.6)
(15.3)
(16.0)
(16.8)
(13.5)
(22.6)
2Q14
3Q14
4Q14
1Q15
2Q15

Institutional: Gross Sales Up with Large CRS Funding


10.5
5.8
4.7
7.3
14.2
6.8
2.8
5.4
3.5
(0.3)
(3.7)
(3.0)
(5.0)
(1.9)
(10.7)
2Q14
3Q14
4Q14
1Q15
2Q15

Retail: Lower Sales and Redemptions


11.4
11.6
9.2
10.8
9.1
2.0
0.5
(0.1)
(1.2)
(0.9)
(9.4)
(11.7)
(10.4)
(10.3)
(10.0)
2Q14
3Q14
4Q14
1Q15
2Q15

Private Wealth: Lowest 2Q Net Outflows Since 2010


1.7
1.4
1.3
1.4
1.5
0.1
0.1
(0.5)
(0.1)
(0.4)
(2.2)
(1.3)
(1.4)
(1.3)
(1.9)
2Q14
3Q14
4Q14
1Q15
2Q15

US $ Billions; scales differ by chart

■ Gross Sales ■ Gross Redemptions ♦ Net Flows

Fixed Income Investment Performance

% of Assets in Services Outperforming Benchmark

One-Year


87%

Three-Year


90%

Five-Year


94%

	Relative Performance Through 6/30/15 (%)			
	2Q15	1 Year	3 Year	5 Year
Risk Reducing				
US Strategic Core Plus	0.1	0.6	1.1	1.1
US Core Fixed Income	0.1	0.2	0.5	0.5
US Investment Grade Corporates	0.1	0.7	0.8	0.9
TIPS Plus	(0.2)	0.1	1.2	1.4
Global Aggregate	(0.4)	0.1	0.3	0.7
Global Plus	0.1	0.3	0.1	0.6
Global Fixed Income	(0.1)	0.2	0.1	1.4
Canada Core Plus	(0.1)	(0.6)	0.4	0.8
UK Core Plus	(0.4)	0.2	1.0	1.1
Return Seeking				
US High Yield	0.0	0.9	1.4	0.7
Global High Income	(1.0)	3.4	0.9	0.4
European Income	0.8	0.0	1.1	1.3
European High Yield	0.5	0.3	1.3	1.4
Emerging Markets Debt	(0.4)	(0.9)	0.3	0.5
Absolute Return				
Diversified Yield Plus	(1.1)	0.8	2.9	3.2
Unconstrained Bond	(1.4)	0.9	2.1	N/A

US Strategic Core Plus – Barclays US Aggregate; US Core Fixed Income – Barclays US Aggregate; US Investment Grade Corporates – Barclays US Credit; TIPS Plus – Barclays US Treasury Inflation Notes; Global Aggregate – Barclays Global Aggregate; Global Plus – Barclays Global Aggregate; Global Fixed Income – Citigroup WGBI ; Canada Core Plus – FTSE TMX Canada Universal Bond; UK Core Plus – BofA ML Sterling Non Gilts; US High Yield – Barclays US Corporate High Yield; Global High Income – Barclays Global High Yield; European Income – 65% Barclays Euro Aggregate/35% Barclays Pan-Euro HY 2% Constraint; European High Yield – Barclays Euro HY 2% Cap; Emerging Markets Debt – JPM EMBI Global; Diversified Yield Plus – 3-Month GBP LIBOR; Unconstrained Bond – BofA ML 3 Month US T Bills. Preliminary performance as of 6/30/15; annualized and gross of fees.

Equities Investment Performance

% of Assets in Services Outperforming Benchmark


One-Year
87%
Three-Year
85%
Five-Year
66%

	Relative Performance Through 6/30/15 (%)			
	2Q15	1 Year	3 Year	5 Year
Unique Alpha				
Concentrated US Growth	1.8	7.1	4.1	3.6
Concentrated Global Growth	0.9	11.0	2.3	2.4
US Thematic Research	2.5	5.5	5.7	1.4
Global Thematic Research	2.4	6.6	4.5	0.1
Stable & Consistent Alpha				
Core Opportunities	(0.1)	4.1	2.6	2.7
Select US Equity	(0.2)	2.2	0.9	1.9
Global Core Equity	0.0	0.3	2.4	N/A
Style Diversification				
US SMID Cap Value	0.3	2.6	3.5	1.4
US SMID Cap Growth	2.5	(0.6)	(1.2)	2.7
US Large Cap Growth	1.7	8.1	4.5	1.5
Global Strategic Value	1.1	4.5	7.0	1.2
Emerging Markets Growth	(2.1)	3.1	5.4	2.2
Limiting Downside Risk				
US Strategic Core Equity	(1.7)	7.6	0.5	N/A
Global Strategic Core Equity	(0.7)	5.5	0.7	N/A

Concentrated US Growth – S&P 500; Concentrated Global Growth – MSCI World; US Thematic Research – S&P 500; Global Thematic Research – MSCI ACWI; Core Opportunities – S&P 500; Select US Equity – S&P 500; Global Core Equity – MSCI ACWI; US SMID Cap Value – Russell 2500 Value; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Global Strategic Value – MSCI ACWI; Emerging Markets Growth – MSCI Emerging Markets; US Strategic Core Equity – S&P 500; Global Strategic Core Equity – MSCI World. Preliminary performance as of 6/30/15; annualized and gross of fees.

Institutional Highlights

$5.3B Pipeline† At Quarter-End After Large CRS Funding


$B
15.8
4.3
4.2
5.7
5.3
5.1
2Q14
1Q15
2Q15
Active
CRS / Passive

New Additions‡ Across Asset Classes

Fixed Income	
Emerging Market Debt	$1.1B
US High Yield	$200M
US Investment Grade Corporates	$200M
Unconstrained Bond	$50M
Diversified Yield	$50M
Canadian Fixed Income	$50M
Equity / Alts / Multi-Asset	
Concentrated Growth	$450M
Custom Index	$90M
Small/SMID Equity	$80M

†Assets awarded and pending funding as of quarter-end.
‡Represents significant pipeline activity; not comprehensive.

Institutional Takeaways

- **Diverse Gross Sales of $14.2B**
  - Along with $10B CRS funding, success with Canadian Fixed Income and Real Estate Fund II
  - Year-over-year and sequential gross sales increases in multi-asset and alternatives
- **Positive Net Flows of $3.5B**
  - 2nd straight net flow positive quarter and 4th out of last 5
  - Two large terminations were nearly 80% of gross redemptions
- **Stable Pipeline with Improving Average Fee Rate**
  - Average fee rate up from 1Q and above the two-year average
- **RFP Activity Trending Higher Year-to-Date**
  - Increases in equity and multi-asset with strength in Emerging, Concentrated and Global Core Equity and the retirement space
- **Consultant Driven Momentum in North America**
  - Included in 34 searches by 10 different consulting firms for 19 different products YTD
  - Won 9 mandates with 5 different consulting firms for 8 different products YTD

Retail Highlights

Active Equity and Bond US Mutual Fund Industry Flows[1]



$B
47
52
32
(30)
1H14
1H15
9
1
14
12
6
2
(6)
(5)
(7)
(5)
(8)
(11)
Jan
Feb
Mar
Apr
May
June
Equities
Bond

Decline in AB Q/Q Gross Redemptions & Redemption Rate



12
8
4
0
29%
26%
23%
$9.4
$11.7
$10.4
$10.3
$10.0
24%
28%
26%
26%
24%
2Q14
3Q14
4Q14
1Q15
2Q15
Gross Redemptions ($B) - Left
Redemption Rate - Right

Asia ex Japan Bond Sales Slowing as Equity Sales Increase



% of Industry Sales
3
11
30
56
4
14
24
57
3
20
47
30
18
15
29
38
15
15
20
50
14
8
18
60
2010
2011
2012
2013
2014
2015(2)
Equity
Bond ex Global HY
Global HY
Mixed Asset / Other

2Q15 Retail Takeaways

- Performance[3]
  - 61% and 63% of US funds above peer median for 1- and 3-yr
  - 73% and 70% of Lux funds above peer median for 1- and 3-yr
- Flow Momentum in Select Areas
  - Local launch of Global High Yield in Taiwan raised $200M
    - Pushed Taiwan on-shore AUM past $3B mark
  - $300M in net inflows to AB's US Equity funds vs. overall industry US Equity fund outflows of $82B[1]
  - Net inflows of $600M YTD for Tax Aware Fixed Income SMA, near full prior year level

(1) Source: Strategic Insight Simfund and Morningstar. As of June 30, 2015.
(2) Source: SalesWatch. 2015 Sales through May 31, 2015.
(3) Source: Morningstar

Private Wealth Management Highlights

Continued Outperformance by US Strategic Equities


US Strategic Equities
S&P
4.7%
1.2%
12.0%
7.4%
18.2%
17.3%
YTD
1-Year
3-Year

	YTD	1-Year	3-Year
Peer Ranking*:	7th	3rd	33rd

DAA: Five Years of Lower Volatility, Similar Returns
April 2010 – June 2015

Client Portfolio**	Volatility Impact	Return Impact
30 / 70	(5)%	0%
60 / 40	(6)%	0%
80 / 20	(6)%	0%

Private Wealth Takeaways

High Demand for Targeted Services

+ $880M in committed but as yet unfunded assets across our suite of targeted services in Private Wealth today
+ Four targeted services introduced since early 2014 have together gathered $1.3B in committed capital
  + 36% of commitments have been called

Strong Growth in Client Relationships

+ 23% increase in new Private Wealth client relationships YTD 15 vs. YTD 14
+ One in five new Private Wealth relationships has come through targeted services
+ Relationships with targeted services clients increased 70% YTD 15 vs. YTD 14

Improved Productivity and Flows

+ Average productivity up 15% among principals and pre-principals
+ Lowest net outflows for a 2Q since 2010

As of June 30, 2015
Performance for US Strategic Equities is presented net of investment management fees.
*Peer ranking for US Strategic Equities is based on eVestment US Large Cap Core net of fee universe of accounts.
**Stock/bond risk profile

Bernstein Research Highlights


Revenues Higher Year-on-Year…
$M
% Change
2Q15/2Q14: +3%
2Q15/1Q15: -3%
119
126
122
2Q14
1Q15
2Q15


…As Trading Activity Increased in Asia and Europe
Industry Trading Volumes* (% Change)
1
(4)
2
2
67
34
US
Europe
Asia
2Q15 / 2Q14
2Q15 / 1Q15

High Rankings in PM Survey by Major US Independent Research Firm

- US Research
  - #1 Highest Quality US Equity Research Product
    - 12th year in a row and 15 out of last 16 years
  - #1 Greatest Knowledge of Companies & Industries
    - 12th year in a row and 15 out of last 17 years
  - #1 Quality of Analyst Service for 13th straight year
  - #4 Best Global Perspective on Industries
- US Electronic Trading
  - #1 Electronic Trading Quality – up from #7 last year
  - #1 Electronic Trading Client Service – up from #6 last year
- European Research
  - #1 Greatest Knowledge of Companies & Industries for 5th consecutive year

*US: NYSE and Nasdaq shares traded (Tape A and Tape C shares only); Europe: FESE – Federation of European Stock Exchanges on-exchange volumes; Asia: Combined value traded for Hong Kong and Japan

Progress on Our Strategy in 2Q15

Firmwide Initiative	Progress

Deliver for our clients with our investment performance	+ 90% of Fixed Income assets in outperforming services for 3-yr period; 87% for 1-yr and 94% for 5-yr
	  + US HY, European HY, UK Core Plus and TIPS Plus top quartile performers for 3-yr and 5-Yr
	+ 85% of Active Equity assets in outperforming services for 3-yr period; 87% for 1-yr and 66% for 5-yr
	  + Top decile performers: US Strategic Core Equity and Concentrated Global Growth (1-yr), US Thematic Research and US LC Growth (1- & 3-yr), Core Opportunities (1- & 5-yr), Global Strategic Value and EM Growth (3-yr), Concentrated US Growth (3- & 5-yr) and US SMID Cap Growth (5-yr)

Build a broader and more balanced global business	+ Pipeline of $5.3B at quarter-end with fee rate above the two-year average + Diverse adds during the quarter included Emerging Market Debt, US High Yield and Concentrated US and Concentrated Global Growth + Local launch of Global High Yield in Taiwan raised $200M; on-shore AUM now $3B+ + By year-end, half of our current retail products launched since 2009 will have hit three-year mark
Constantly innovate for clients with our products and services	+ Real Estate Fund II closed with total commitments of $1.2B – ahead of target – in less than 12 months + Four Private Wealth targeted services launched since 2014 have together gathered $1.3B in commitments; 36% called + At 5-yr mark, Dynamic Asset Allocation (DAA) has reduced volatility by 5-6% for private clients since inception while maintaining returns
Achieve greater operating leverage and better financial results	+ Net inflows of $2.2B for 2% annualized organic growth; net flow positive in four of the last five quarters + Adjusted net revenues up 4% and adjusted operating income up 10% Y/Y + Adjusted operating margin of 24.1% in 2Q15 up 110 basis points Y/Y + Incremental margin of 49% Y/Y

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Second Quarter 2015

In US $ Millions

Adjusted Revenues

Adjusted Operating Income

Adjusted Operating Margin

Adjusted EPU


$657
$629
2Q15
2Q14
$657
$634
2Q15
1Q15
$158
$144
2Q15
2Q14
$158
$152
2Q15
1Q15
24.1%
23.0%
2Q15
2Q14
24.1%
23.9%
2Q15
1Q15
$0.48
$0.45
2Q15
2Q14
$0.48
$0.45
2Q15
1Q15

Please refer to pages 29-35 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Second Quarter 2015 Adjusted Income Statement

Adjusted Income Statement (in US $ Millions)	2Q 2015	2Q 2014	% Δ	1Q 2015	% Δ
Base Fees	$ 498	$ 473	5%	$ 487	2%
Performance Fees	14	20	(30%)	4	250%
Bernstein Research Services	122	119	3%	126	(3%)
Net Distribution Revenues (Expenses)	(3)	(1)	200%	(3)	0%
Investment Gains (Losses)	5	(3)	n/m	-	n/m
Other Revenues	22	22	0%	21	5%
Total Revenues	**658**	**630**	**4%**	**635**	**4%**
Less: Interest Expense	1	1	0%	1	0%
Adjusted Net Revenues	**$ 657**	**$ 629**	**4%**	**$ 634**	**4%**
Compensation & Benefits					
Base Compensation	$ 111	$ 106	5%	$ 108	3%
Incentive Compensation	151	145	4%	143	6%
Commissions, Fringes & Other	75	71	6%	73	3%
Total Compensation & Benefits	**337**	**322**	**5%**	**324**	**4%**
Promotion & Servicing	51	50	2%	46	11%
General & Administrative	104	106	(2%)	105	(1%)
Other	7	7	0%	7	0%
Total Adjusted Operating Expenses	**$ 499**	**$ 485**	**3%**	**$ 482**	**4%**
Adjusted Operating Income	**$ 158**	**$ 144**	**10%**	**$ 152**	**4%**
Adjusted Operating Margin	**24.1%**	**23.0%**		**23.9%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.48**	**$ 0.45**	**7%**	**$ 0.45**	**7%**

Please refer to pages 29-35 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Second Quarter 2015 Adjusted Income Statement Highlights

Revenues

- Base Fees increased both year-on-year and sequentially due to an increase in average AUM across all three distribution channels (Institutional, Retail, Private Wealth).
- Performance Fees decreased year-on-year due to fees recognized upon the liquidation of the AB Recovery Assets Fund in 2Q14. The sequential increase was due mainly to fees earned on our Select Absolute Alpha Fund and Asia ex-Japan Value strategies, which accounted for over 80% of the total for the current quarter.
- Bernstein Research revenues increased year-on-year due to higher revenues in the US and Asia, which offset a decline in Europe. The sequential decline was due to lower revenues in US and Europe, partially offset by higher revenues in Asia.
- Net Distribution Expenses increased year-on-year due to higher deferred sales commissions amortization relating to sales of retail funds in Asia.
- Our 2Q15 Investment line includes seed investment gains compared to losses in 2Q14 and lower gains in 1Q15.

Expenses

- The compensation ratio was 50.0% for 2Q15, in line with both 2Q14 and 1Q15.
- Total Compensation & Benefits increased both year-on-year and sequentially due to higher revenues.
- Promotion & Servicing increased 2% vs. 2Q14 primarily due to higher trade execution costs. The 11% increase vs. 1Q15 was due to higher marketing costs and seasonal T&E increases.
- G&A expenses declined 2% vs. 2Q14 due to lower professional fees and occupancy expenses, partially offset by higher technology-related charges and were relatively flat vs. 1Q15.

Operating Results

- Adjusted Operating Income increased 10% vs. 2Q14 and 4% vs. 1Q15 due to revenue increases outpacing expense growth.
- The Adjusted Margin for 2Q15 was 24.1%, compared to 23.0% in 2Q14 and 23.9% in 1Q15.
  - In addition to expanding our margin by 110 bps vs. 2Q14, we produced a 49% incremental margin for the current quarter vs. 2Q14.
  - The incremental margin for the current year-to-date 6 month period was 51% compared to the same period of the prior year.

Please refer to pages 29-35 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Composite Relative Performance vs. Benchmarks

Service	2Q15	1-Yr	3-Yr	5-Yr	10-Yr	Benchmark
	Periods Ended June 30, 2015					
Equity						
Emerging Markets Value	2.1	2.2	0.4	(0.8)	(1.0)	MSCI EM
Global Strategic Value	1.1	4.5	7.0	1.2	(1.7)	MSCI ACWI
US Small & Mid Cap Value	0.3	2.6	3.5	1.4	2.2	Russell 2500 Value
US Strategic Value	0.9	2.2	3.4	(0.4)	(1.5)	Russell 1000 Value
Growth & Income	(0.3)	2.0	0.3	2.1	0.5	Russell 1000 Value
US Small Cap Growth	2.6	(4.6)	(1.3)	3.1	2.2	Russell 2000 Growth
US Large Cap Growth	1.7	8.1	4.5	1.5	0.4	Russell 1000 Growth
US Small and Mid Cap Growth	2.5	(0.6)	(1.2)	2.7	3.1	Russell 2500 Growth
Select US Equity	(0.2)	2.2	1.0	1.9	4.3	S&P 500
Fixed Income						
Global High Income	(1.0)	3.4	0.9	0.4	1.2	Barclays Global High Yield
Global Fixed Income	(0.1)	0.2	0.1	1.4	1.2	Citigroup WGBI
US Strategic Core Plus	0.1	0.6	1.1	1.1	0.9	Barclays US Aggregate
Emerging Market Debt	(0.4)	(0.9)	0.3	0.5	1.4	JPM EMBI Global
Global Plus	0.1	0.3	0.1	0.6	0.3	Barclays Global Aggregate

Performance is preliminary and as of June 30, 2015.
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AB.

Retail Mutual Funds Relative Performance vs. Lipper Average

Periods Ended June 30, 2015

Service	2Q15	1-Yr	3-Yr	5-Yr	10-Yr	Lipper Average
Equity						
International Value	1.6	3.2	1.1	(1.2)	(2.3)	International Multi-Cap Value
Growth & Income	(0.7)	(0.7)	(0.0)	1.5	(0.6)	Large-Cap Core
Discovery Value	(1.0)	1.5	2.8	1.1	1.3	Mid Cap Value
US Value	0.3	(0.4)	1.1	(0.1)	(1.8)	Large Cap Value
Global Thematic Growth	1.7	1.7	1.1	(3.2)	(0.8)	Global Multi-Cap Growth
International Growth	(1.6)	(0.8)	(1.6)	(1.6)	(0.9)	International Multi-Cap Growth
Large Cap Growth(1)	1.0	6.6	4.3	2.4	2.0	Large Cap Growth
Emerging Markets Growth	(2.6)	2.8	3.5	1.6	(0.8)	Equity Emerging Mkts Global
Growth(1)	0.6	6.1	1.1	0.8	(1.5)	Large Cap Growth
Discovery Growth	2.3	0.2	0.0	3.7	0.7	Mid Cap Growth
Fixed Income						
Global High Yield	(2.1)	5.8	1.4	0.9	2.0	Bond Global High Yield
American Income Portfolio	(0.4)	1.7	2.0	2.3	2.0	Bond USD
Global Bond	(0.4)	5.9	1.8	0.9	1.7	Global Income
High Income	(0.3)	0.3	1.0	0.8	2.5	High Yield

(1) Performance figures other than 2Q15, One Year and Three Year positively affected by class action settlement proceeds. As of June 30, 2015. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AB.

Assets Under Management

(US $ Billions)

	At June 30, 2015				At March 31, 2015
	Institutions	Retail	Private Wealth	Total	Total
Equity					
Actively Managed	$ 29	$ 46	$ 40	$ 115	$ 115
Passive [1]	22	28	-	50	51
Total Equity	51	74	40	165	166
Fixed Income					
Taxable	144	61	10	215	225
Tax-Exempt	2	11	20	33	33
Passive [1]	-	9	1	10	10
Total Fixed Income	146	81	31	258	268
Other [2]	47	8	7	62	52
Total	$ 244	$ 163	$ 78	$ 485	$ 486

	At March 31, 2015			
Total	$ 244	$ 164	$ 78	$ 486

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.

Three Months Ended 6/30/15: AUM Roll-Forward by Distribution Channel

In US $ Billions Investment Service:	Beginning of Period	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	AUM Adjustment[1]	Investment Performance	Net Change	End of Period
Institutions									
US	**117.4**	2.4	(0.3)	(1.1)	1.0	-	(3.1)	(2.1)	**115.3**
Global and Non-US	**126.3**	11.8	(9.0)	(0.3)	2.5	-	0.1	2.6	**128.9**
Total Institutions	**243.7**	14.2	(9.3)	(1.4)	3.5	-	(3.0)	0.5	**244.2**
Retail									
US	**79.2**	3.3	(3.6)	(0.3)	(0.6)	-	-	(0.6)	**78.6**
Global and Non-US	**85.1**	5.8	(6.1)	-	(0.3)	-	(0.4)	(0.7)	**84.4**
Total Retail	**164.3**	9.1	(9.7)	(0.3)	(0.9)	-	(0.4)	(1.3)	**163.0**
Private Wealth Management									
US	**52.9**	0.9	(0.3)	(0.9)	(0.3)	0.2	-	(0.1)	**52.8**
Global and Non-US	**25.0**	0.6	(0.1)	(0.6)	(0.1)	-	0.2	0.1	**25.1**
Total Private Wealth	**77.9**	1.5	(0.4)	(1.5)	(0.4)	0.2	0.2	-	**77.9**
Firmwide									
US	**249.5**	6.6	(4.2)	(2.3)	0.1	0.2	(3.1)	(2.8)	**246.7**
Global and Non-US	**236.4**	18.2	(15.2)	(0.9)	2.1	-	(0.1)	2.0	**238.4**
Total Firmwide	**485.9**	24.8	(19.4)	(3.2)	2.2	0.2	(3.2)	(0.8)	**485.1**

(1) Includes Private Wealth assets that were previously netted by margin loans within an actively managed account.

Three Months Ended 6/30/15: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	AUM Adjustment[3]	Investment Performance	Net Change	**End of Period**
Equity Active									
US	**63.8**	2.2	(1.8)	(1.7)	(1.3)	0.1	0.7	(0.5)	**63.3**
Global and Non-US	**51.6**	1.8	(1.6)	(0.4)	(0.2)	-	0.7	0.5	**52.1**
Total Equity Active	**115.4**	4.0	(3.4)	(2.1)	(1.5)	0.1	1.4	-	**115.4**
Equity Passive[1]									
US	**37.4**	-	-	(0.4)	(0.4)	-	-	(0.4)	**37.0**
Global and Non-US	**13.5**	0.1	-	(0.1)	-	-	(0.2)	(0.2)	**13.3**
Total Equity Passive[1]	**50.9**	0.1	-	(0.5)	(0.4)	-	(0.2)	(0.6)	**50.3**
Total Equity	**166.3**	**4.1**	**(3.4)**	**(2.6)**	**(1.9)**	**0.1**	**1.2**	**(0.6)**	**165.7**
Fixed Income - Taxable									
US	**100.8**	2.4	(1.1)	(0.1)	1.2	-	(3.4)	(2.2)	**98.6**
Global and Non-US	**124.7**	6.3	(13.4)	(0.6)	(7.7)	-	(0.5)	(8.2)	**116.5**
Total Fixed Income - Taxable	**225.5**	8.7	(14.5)	(0.7)	(6.5)	-	(3.9)	(10.4)	**215.1**
Fixed Income - Tax-Exempt									
US	**32.6**	1.2	(0.8)	(0.4)	-	0.1	(0.2)	(0.1)	**32.5**
Global and Non-US	**-**	-	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**32.6**	1.2	(0.8)	(0.4)	-	0.1	(0.2)	(0.1)	**32.5**
Fixed Income Passive[1]									
US	**4.8**	-	-	0.3	0.3	-	(0.1)	0.2	**5.0**
Global and Non-US	**5.0**	0.1	(0.1)	-	-	-	-	-	**5.0**
Total Fixed Income Passive[1]	**9.8**	0.1	(0.1)	0.3	0.3	-	(0.1)	0.2	**10.0**
Total Fixed Income	**267.9**	**10.0**	**(15.4)**	**(0.8)**	**(6.2)**	**0.1**	**(4.2)**	**(10.3)**	**257.6**
Other[2]									
US	**10.1**	0.8	(0.5)	-	0.3	-	(0.1)	0.2	**10.3**
Global and Non-US	**41.6**	9.9	(0.1)	0.2	10.0	-	(0.1)	9.9	**51.5**
Total Other[2]	**51.7**	10.7	(0.6)	0.2	10.3	-	(0.2)	10.1	**61.8**
Firmwide									
US	**249.5**	6.6	(4.2)	(2.3)	0.1	0.2	(3.1)	(2.8)	**246.7**
Global and Non-US	**236.4**	18.2	(15.2)	(0.9)	2.1	-	(0.1)	2.0	**238.4**
Total Firmwide	**485.9**	24.8	(19.4)	(3.2)	2.2	0.2	(3.2)	(0.8)	**485.1**

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.
(3) Includes Private Wealth assets that were previously netted by margin loans within an actively managed account

AUM by Region


Institutional
NA ex US 4%
UK 5%
Asia
ex Japan 6%
Japan
9%
US 60%
EMEA ex UK
16%
$244.2B


Retail
Other 3%
Japan 5%
EMEA
13%
US 61%
Asia
ex Japan
18%
$163.0B

As of June 30, 2015
By client domicile

Second Quarter 2015 Adjusted Advisory Fees

	2Q 2015	2Q 2014	% Δ	1Q 2015	% Δ
Ending AUM ($ Billions)	**$485**	**$480**	**1%**	**$486**	**(0%)**
Average AUM ($ Billions)	**$493**	**$464**	**6%**	**$481**	**2%**
By Fee Type ($ Millions):					
Adjusted Base Fees	$498	$473	5%	$487	2%
Adjusted Performance Fees	14	20	(30%)	4	250%
Total	**$512**	**$493**	**4%**	**$491**	**4%**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$108	$103	5%	$107	1%
Retail	218	208	5%	211	3%
Private Wealth	172	162	6%	169	2%
Total	**$498**	**$473**	**5%**	**$487**	**2%**

Second Quarter 2015 GAAP Income Statement

In US $ Millions (except EPU)	2Q 2015	2Q 2014	% Δ	1Q 2015	% Δ
Net Revenues	$ 793	$ 754	5%	$ 762	4%
Operating Expenses	628	611	3%	609	3%
Operating Income	165	143	15%	153	8%
Net Income Attributable to AB Unitholders	149	136	10%	141	6%
AB Holding GAAP Diluted Net Income per Unit	**$0.48**	**$0.44**	**9%**	**$0.45**	**7%**
AB Holding Distribution Per Unit	**$0.48**	**$0.45**	**7%**	**$0.45**	**7%**

Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	June 30, 2015	December 31, 2014
Cash and cash equivalents	$ 645	$ 556
Cash and securities, segregated	467	476
Receivables, net	2,061	1,915
Investments:		
Long-term incentive compensation-related	81	99
Other	630	664
Goodwill	3,045	3,045
Intangible assets, net	159	171
Deferred sales commissions, net	120	118
Other (incl. furniture & equipment, net)	391	334
Total Assets	**$ 7,599**	**$ 7,378**

Liabilities and Capital	June 30, 2015	December 31, 2014
Liabilities:		
Payables	$ 2,065	$ 2,034
Accounts payable and accrued expenses	446	432
Accrued compensation and benefits	523	291
Debt	454	489
Total Liabilities	**3,488**	**3,246**
Redeemable non-controlling interest	16	16
Partners' capital attributable to AllianceBernstein Unitholders	4,056	4,086
Non-controlling interests in consolidated entities	39	30
Total Capital	**4,095**	**4,116**
Total Liabilities and Capital	**$ 7,599**	**$ 7,378**

Consolidated Statement of Cash Flows

In US $ Millions

		Six Months Ended	
		June 30, 2015	June 30, 2014
Net Income		$ 299	$ 255
Non-cash items:	Amortization of deferred sales commissions	25	18
	Non-cash long-term incentive compensation expense	10	13
	Depreciation and other amortization	28	32
	Unrealized (gains) on investments	(5)	(9)
	Other, net	(8)	-
Changes in assets and liabilities		87	30
Net cash provided by operating activities		**436**	**339**
Purchases of furniture, equipment, and leasehold improvements, net		(12)	(14)
Purchases of businesses, net of cash acquired		-	(61)
Net cash used in investing activities		**(12)**	**(75)**
(Repayment)/issuance of commercial paper, net		(85)	56
Proceeds from bank loans		50	-
Increase (decrease) in overdrafts payable		29	(10)
Distributions to General Partner and Unitholders		(314)	(298)
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		9	12
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(20)	(4)
Other, net		1	(13)
Net cash used in financing activities		**(330)**	**(257)**
Effect of exchange rate changes on cash and cash equivalents		(4)	5
Net increase in cash and cash equivalents		90	12
Cash and cash equivalents at the beginning of period		555	510
Cash and cash equivalents at the end of period		**$ 645**	**$ 522**

AB Holding Financial Results

In US $ Millions (exlcuding per Unit amounts)	2Q 2015	2Q 2014	% Δ	1Q 2015	% Δ
AB					
Net Income Attributable to AllianceBernstein	$149	$136	10%	$141	6%
Weighted Average Equity Ownership Interest	36.5%	35.5%		36.5%	
AB Holding					
Equity in Net Income Attributable to AB	$54	$49	10%	$52	4%
Income Taxes	6	6	0%	6	0%
Net Income	**$48**	**$43**	**12%**	**$46**	**4%**
Diluted Net Income Per Unit, GAAP basis	**$0.48**	**$0.44**	**9%**	**$0.45**	**7%**
Distributions Per Unit	**$0.48**	**$0.45**	**7%**	**$0.45**	**7%**
Adjusted Diluted Net Income Per Unit	**$0.48**	**$0.45**	**7%**	**$0.45**	**7%**

Please refer to pages 29-35 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Second Quarter 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands

	GAAP	Adjustments: Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 515,924		(3,978)							$ 511,946
Bernstein research services	121,910									121,910
Distribution revenues	111,850	(115,291)								(3,441)
Dividend and interest income	5,667			(135)						5,532
Investment gains (losses)	11,993			(362)	(7,014)					4,617
Other revenues	26,023		(8,597)							17,426
Total revenues	793,367	(115,291)	(12,575)	(497)	(7,014)	-	-	-	-	657,990
Less: interest expense	630									630
Net revenues	**792,737**	**(115,291)**	**(12,575)**	**(497)**	**(7,014)**	**-**	**-**	**-**	**-**	**657,360**
Employee compensation and benefits	337,640			(582)						337,058
Promotion and servicing	174,473	(115,291)	(8,418)							50,764
General and administrative	108,012		(4,157)			80				103,935
Contingent payment arrangements	442									442
Interest on borrowings	736									736
Amortization of intangible assets	6,512									6,512
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(339)	(339)
Total expenses	**627,815**	**(115,291)**	**(12,575)**	**(582)**	**-**	**80**	**-**	**-**	**(339)**	**499,108**
Operating income	**164,922**	**-**	**-**	**85**	**(7,014)**	**(80)**	**-**	**-**	**339**	**158,252**
Income taxes	9,153									9,153
Net income	155,769	-	-	85	(7,014)	(80)	-	-	339	149,099
Net income (loss) of consolidated entities attributable to non-controlling interests	6,675				(7,014)				339	-
Net income attributable to AB Unitholders	**$ 149,094**	**$ -**	**$ -**	**$ 85**	**$ -**	**$ (80)**	**$ -**	**$ -**	**$ -**	**$ 149,099**

Please refer to page 35 for notes describing the adjustments.

First Quarter 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 493,988		(2,458)							$ 491,530
Bernstein research services	126,046									126,046
Distribution revenues	109,184	(112,785)								(3,601)
Dividend and interest income	5,094			(151)						4,943
Investment gains (losses)	3,888			(2,426)	(1,373)					89
Other revenues	24,990		(9,383)							15,607
Total revenues	763,190	(112,785)	(11,841)	(2,577)	(1,373)	-	-	-	-	634,614
Less: interest expense	619									619
Net revenues	**762,571**	**(112,785)**	**(11,841)**	**(2,577)**	**(1,373)**	**-**	**-**	**-**	**-**	**633,995**
Employee compensation and benefits	326,327			(2,634)				(16)		323,677
Promotion and servicing	168,322	(112,785)	(9,252)							46,285
General and administrative	106,950		(2,589)			383		16		104,760
Contingent payment arrangements	443									443
Interest on borrowings	854									854
Amortization of intangible assets	6,461									6,461
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(98)	(98)
Total expenses	**609,357**	**(112,785)**	**(11,841)**	**(2,634)**	**-**	**383**	**-**	**-**	**(98)**	**482,382**
Operating income	**153,214**	**-**	**-**	**57**	**(1,373)**	**(383)**	**-**	**-**	**98**	**151,613**
Income taxes	10,470			4		(26)				10,448
Net income	142,744	-	-	53	(1,373)	(357)	-	-	98	141,165
Net income (loss) of consolidated entities attributable to non-controlling interests	1,275				(1,373)				98	-
Net income attributable to AB Unitholders	**$ 141,469**	**$ -**	**$ -**	**$ 53**	**$ -**	**$ (357)**	**$ -**	**$ -**	**$ -**	**$ 141,165**

Please refer to page 35 for notes describing the adjustments.

Fourth Quarter 2014 GAAP to Non-GAAP Reconciliation

In US $ Thousands

	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
		Adjustments								
Investment advisory and services fees	$ 514,515		(1,228)							$ 513,287
Bernstein research services	128,409									128,409
Distribution revenues	112,929	(116,576)								(3,647)
Dividend and interest income	8,799			(2,605)						6,194
Investment gains (losses)	(4,185)			882	(3,398)					(6,701)
Other revenues	27,426		(9,495)							17,931
Total revenues	787,893	(116,576)	(10,723)	(1,723)	(3,398)	-	-	-	-	655,473
Less: interest expense	541									541
Net revenues	**787,352**	**(116,576)**	**(10,723)**	**(1,723)**	**(3,398)**	**-**	**-**	**-**	**-**	**654,932**
Employee compensation and benefits	313,900			(1,195)				(482)		312,223
Promotion and servicing	174,517	(116,576)	(9,495)							48,446
General and administrative	105,188		(1,228)			405		(284)		104,081
Contingent payment arrangements	(3,899)						4,375			476
Interest on borrowings	628									628
Amortization of intangible assets	6,448									6,448
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(252)	(252)
Total expenses	**596,782**	**(116,576)**	**(10,723)**	**(1,195)**	**-**	**405**	**4,375**	**(766)**	**(252)**	**472,050**
Operating income	**190,570**	-	-	(528)	(3,398)	(405)	(4,375)	766	252	**182,882**
Income taxes	9,999			(7)		(120)	(60)	10		9,822
Net income	180,571	-	-	(521)	(3,398)	(285)	(4,315)	756	252	173,060
Net income (loss) of consolidated entities attributable to non-controlling interests	3,146				(3,398)				252	-
Net income attributable to AB Unitholders	**$ 177,425**	**$ -**	**$ -**	**$ (521)**	**$ -**	**$ (285)**	**$ (4,315)**	**$ 756**	**$ -**	**$ 173,060**

Please refer to page 35 for notes describing the adjustments.

Third Quarter 2014 GAAP to Non-GAAP Reconciliation

In US $ Thousands

	GAAP	Adjustments: Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 496,503		(1,304)							$ 495,199
Bernstein research services	112,147									112,147
Distribution revenues	115,513	(119,093)								(3,580)
Dividend and interest income	4,744			(145)						4,599
Investment gains (losses)	(6,278)			1,646	4,374					(258)
Other revenues	27,589		(8,864)							18,725
Total revenues	750,218	(119,093)	(10,168)	1,501	4,374	-	-	-	-	626,832
Less: interest expense	470									470
Net revenues	**749,748**	**(119,093)**	**(10,168)**	**1,501**	**4,374**	**-**	**-**	**-**	**-**	**626,362**
Employee compensation and benefits	317,259			946				(228)		317,977
Promotion and servicing	173,147	(119,093)	(8,864)							45,190
General and administrative	106,987		(1,304)			980		(138)		106,525
Contingent payment arrangements	476									476
Interest on borrowings	620									620
Amortization of intangible assets	6,551									6,551
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(126)	(126)
Total expenses	**605,040**	**(119,093)**	**(10,168)**	**946**	**-**	**980**	**-**	**(366)**	**(126)**	**477,213**
Operating income	**144,708**	-	-	555	4,374	(980)	-	366	126	**149,149**
Income taxes	9,410			8		(370)		5		9,053
Net income	135,298	-	-	547	4,374	(610)	-	361	126	140,096
Net income (loss) of consolidated entities attributable to non-controlling interests	(4,500)				4,374				126	-
Net income attributable to AB Unitholders	**$ 139,798**	**$ -**	**$ -**	**$ 547**	**$ -**	**$ (610)**	**$ -**	**$ 361**	**$ -**	**$ 140,096**

Please refer to page 35 for notes describing the adjustments.

Second Quarter 2014 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 492,348		(410)							$ 491,938
Bernstein research services	118,973									118,973
Distribution revenues	110,342	(111,294)								(952)
Dividend and interest income	4,678			(154)						4,524
Investment gains (losses)	828			(3,415)	(136)					(2,723)
Other revenues	27,093		(9,106)							17,987
Total revenues	754,262	(111,294)	(9,516)	(3,569)	(136)	-	-	-	-	629,747
Less: interest expense	614									614
Net revenues	**753,648**	**(111,294)**	**(9,516)**	**(3,569)**	**(136)**	**-**	**-**	**-**	**-**	**629,133**
Employee compensation and benefits	327,472			(3,663)				(1,406)		322,403
Promotion and servicing	170,230	(111,294)	(9,106)							49,830
General and administrative	105,408		(410)			505		(51)		105,452
Contingent payment arrangements	320									320
Interest on borrowings	768									768
Amortization of intangible assets	6,010									6,010
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(139)	(139)
Total expenses	**610,208**	**(111,294)**	**(9,516)**	**(3,663)**	**-**	**505**	**-**	**(1,457)**	**(139)**	**484,644**
Operating income	**143,440**	-	-	94	(136)	(505)	-	1,457	139	**144,489**
Income taxes	7,008			1		(143)		20		6,886
Net income	136,432	-	-	93	(136)	(362)	-	1,437	139	137,603
Net income (loss) of consolidated entities attributable to non-controlling interests	(3)				(136)				139	-
Net income attributable to AB Unitholders	**$ 136,435**	**$ -**	**$ -**	**$ 93**	**$ -**	**$ (362)**	**$ -**	**$ 1,437**	**$ -**	**$ 137,603**

Please refer to page 35 for notes describing the adjustments.

AB

First Quarter 2014 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 454,884									$ 454,884
Bernstein research services	123,009									123,009
Distribution revenues	106,186	(107,599)								(1,413)
Dividend and interest income	4,101			(179)						3,922
Investment gains (losses)	559			(1,297)	(2,005)					(2,743)
Other revenues	26,680		(8,445)							18,235
Total revenues	715,419	(107,599)	(8,445)	(1,476)	(2,005)	-	-	-	-	595,894
Less: interest expense	801									801
Net revenues	**714,618**	**(107,599)**	**(8,445)**	**(1,476)**	**(2,005)**	**-**	**-**	**-**	**-**	**595,093**
Employee compensation and benefits	307,033			(1,565)				(613)		304,855
Promotion and servicing	161,244	(107,599)	(8,445)							45,200
General and administrative	109,429					(1,942)		(246)		107,241
Contingent payment arrangements	321									321
Interest on borrowings	781									781
Amortization of intangible assets	5,907									5,907
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(192)	(192)
Total expenses	**584,715**	**(107,599)**	**(8,445)**	**(1,565)**	**-**	**(1,942)**	**-**	**(859)**	**(192)**	**464,113**
Operating income	**129,903**	-	-	89	(2,005)	1,942	-	859	192	**130,980**
Income taxes	11,365			1		33		12		11,411
Net income	118,538	-	-	88	(2,005)	1,909	-	847	192	119,569
Net income (loss) of consolidated entities attributable to non-controlling interests	1,813				(2,005)				192	-
Net income attributable to AB Unitholders	**$ 116,725**	**$ -**	**$ -**	**$ 88**	**$ -**	**$ 1,909**	**$ -**	**$ 847**	**$ -**	**$ 119,569**

Please refer to page 35 for notes describing the adjustments.

AB Adjusted Financial Results Reconciliation

AB

Notes to Consolidated Statements of Income and Supplemental Information

(Unaudited)

A. Adjusted net revenues exclude distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe excluding distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We exclude amortization of deferred sales commissions from net revenues because such costs, over time, essentially offset our distribution revenues. These adjustments have no impact on operating income, but they do have an impact on our operating margin.

B. We exclude pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues from our adjusted net revenues. These fees have no impact on operating income, but they do have an impact on our operating margin.

C. Prior to 2009, a significant portion of employee compensation was in the form of employee long-term incentive compensation awards that were notionally invested in AB investment services and generally vested over a period of four years. AB economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments had vested by year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. Fluctuation in the value of these investments is recorded within investment gains and losses on the income statement and also impacts compensation expense. Management believes it is useful to reflect the offset achieved from economically hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on employee long-term incentive compensation-related investments included in revenues and compensation expense.

D. Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in net revenues and operating income while only retaining 10% is not reflective of our underlying financial results at the net revenue and operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted net revenues and adjusted operating income.

E. Real estate (credits)/charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

F. The recording of a change in estimate of the contingent consideration payable relating to contingent payment arrangements associated with a 2010 acquisition is not considered part of our core operating results and, accordingly, has been excluded.

G. Acquisition-related expenses, primarily severance and professional fees incurred as a result of acquisitions in the fourth quarter of 2013 and the second quarter of 2014, have been excluded because they are not considered part of our core operating results when comparing results from period to period and to industry peers.

H. Net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AB.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period without the volatility noted above in our discussion of adjusted operating income and to compare our performance to industry peers on a basis that better reflects our performance in our core business. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

A

B